UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2020

COCA COLA CO

(Exact name of Registrant as specified in its charter)

Delaware		001-02217	58-0628465
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Coca-Cola Plaza
Atlanta,	Georgia		30313
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
0.000% Notes Due 2021	KO21B	New York Stock Exchange
Floating Rate Notes Due 2021	KO21C	New York Stock Exchange
1.125% Notes Due 2022	KO22	New York Stock Exchange
0.125% Notes Due 2022	KO22B	New York Stock Exchange
0.75% Notes Due 2023	KO23B	New York Stock Exchange
0.500% Notes Due 2024	KO24	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Shareowners of the Company was held on Wednesday, April 22, 2020. The results of the matters submitted to a vote of the shareowners at the meeting are set forth below. Pursuant to Delaware law and the Company’s By-Laws, abstentions and broker non-votes are not considered votes cast and do not affect the outcome of the votes. Therefore, only votes for and against each matter are included in the percentages below.

(b) Item 1. Election of Directors. Shareowners elected each of the persons named below as Directors for a term expiring in 2021 as follows:

	FOR	% FOR	AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
Herbert A. Allen	3,154,676,209	98.67	42,469,246	1.33	4,693,273	512,819,496
Marc Bolland	3,025,635,564	94.64	171,226,847	5.36	4,976,317	512,819,496
Ana Botín	3,183,143,616	99.55	14,265,696	0.45	4,429,416	512,819,496
Christopher C. Davis	3,167,977,009	99.12	28,227,165	0.88	5,634,554	512,819,496
Barry Diller	2,865,990,202	89.65	330,708,337	10.35	5,140,189	512,819,496
Helene D. Gayle	3,178,972,141	99.43	18,196,106	0.57	4,670,481	512,819,496
Alexis M. Herman	2,996,534,485	93.72	200,894,097	6.28	4,410,146	512,819,496
Robert A. Kotick	3,183,712,683	99.60	12,905,407	0.40	5,220,638	512,819,496
Maria Elena Lagomasino	3,122,253,811	97.84	69,037,813	2.16	10,547,104	512,819,496
James Quincey	3,025,190,223	95.02	158,681,297	4.98	17,967,208	512,819,496
Caroline J. Tsay	3,189,079,572	99.73	8,511,995	0.27	4,247,161	512,819,496
David B. Weinberg	3,182,759,357	99.56	14,031,880	0.44	5,047,491	512,819,496

Item 2. Advisory Vote to Approve Executive Compensation. Votes regarding this advisory proposal were as follows:

Votes Cast For:	3,086,737,412	96.83%
Votes Cast Against:	100,964,674	3.17%
Abstentions:	14,136,642
Broker Non-Votes:	512,819,496

Item 3. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. Votes regarding this proposal were as follows:

Votes Cast For:	3,578,614,736	96.52%
Votes Cast Against:	129,101,993	3.48%
Abstentions:	6,941,495
Broker Non-Votes:	N/A

Item 4. Shareowner Proposal on Sugar and Public Health. Votes regarding this proposal were as follows:

Votes Cast For:	243,231,349	7.70%
Votes Cast Against:	2,914,130,835	92.30%
Abstentions:	44,476,544
Broker Non-Votes:	512,819,496

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COCA-COLA COMPANY (Registrant)

/s/ John Murphy
John Murphy Executive Vice President and Chief Financial Officer
Date:	April 22, 2020